1933 Act/Rule 497(e)

                                  March 1, 2002

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

RE:      Phoenix  Multi-Series Trust
         File Nos.  811-6566  and 33-45758

To the Commission Staff:

         Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement dated March 1, 2002 to the Phoenix Multi-Series Trust Statement of Additional Information dated February 28, 2002.

         Please feel free to contact the undersigned at (860) 403-6785 if you have any questions concerning this filing.

                                   Sincerely,

                                   /s/ Pamela S. Sinofsky

                                   Pamela S. Sinofsky
                                   Phoenix Investment Partners, Ltd.

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                           PHOENIX MULTI-SERIES TRUST

                        Supplement dated March 1, 2002 to
           Statement of Additional Information dated February 28, 2002

The following disclosure is hereby inserted in the Statement of Additional Information dated February 28, 2002, on page (29) immediately following the table entitled "Independent Trustees":

         Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

         Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $62,682 in 2000 and $85,871 in 2001. In 2000, Mr. Jeffries
     received $299,904 for the repurchase of common shares by PXP and $212,500 for the purchase of outstanding unexercised options of PXP, which transactions were effected at the then market value for such shares and options.

         Mr. Oates is Chairman of IBEX Capital Markets, Inc. ("IBEX"), a financial services firm in which Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns a $1,000,000 equity interest. Phoenix Life Insurance Company ("Phoenix Life"), also an affiliate, is a fixed income investor in IBEX, holding a $10,000,000 subordinated convertible note issued by IBEX. Additionally, Phoenix Life is an investor in $10,485,000 par value of BBB+ rated subordinated debt issued by IBEX Portfolio Holdings LLC ("IPH"), a collateralized debt obligation sponsored by IBEX. Phoenix Investment Counsel, Inc., ("PIC"), also an affiliate, is the collateral manager for IPH. For its services under the collateral management agreement, PIC was paid $667,883 in 2000 and $697,349 in 2001.

    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.